SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2007
EDO Corporation
(Exact name of Registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation or Organization)	3812 (Primary Standard Industrial Classification Code Number)	11-0707740 (I.R.S. Employer Identification No.)

60 East 42nd Street 42nd Floor
New York, NY 10165
212.716.2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On February 20, 2007, the Compensation Committee of the Board of Directors approved an annual base salary adjustment from $650,000 to $725,000 and a bonus target adjustment from 75% of base salary to 100% of base salary for James M. Smith, Chairman, Chief Executive Officer and President.
SIGNATURE
          Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated:  March 13, 2007

EDO CORPORATION
By:	/s/ Lisa M. Palumbo
	Name:	Lisa M. Palumbo
	Title:	Senior Vice President General Counsel and Secretary